KnowBe4 Announces Second Quarter 2022 Financial Results
•Revenues increased 36.1% year-over-year to $80.8 million
•Annual recurring revenue (ARR) increased 36.5% year-over-year to $328.3 million
•Number of customers reached more than 52,200
•Net cash provided by operating activities was $22.3 million and free cash flow was $19.1 million
TAMPA BAY, FL, August 4, 2022 -- KnowBe4, Inc. (NASDAQ: KNBE), provider of the leading security awareness training and simulated phishing platform, today reported results for the second quarter ended June 30, 2022.
“We are pleased to report that we are continuing on our high-growth trajectory, with ARR reaching $328.3 million for the second quarter of 2022.” said Stu Sjouwerman, founder and Chief Executive Officer of KnowBe4. “As current geopolitical events have indicated, the need for organizations to establish a strong security culture has never been more important. We believe our current product portfolio, coupled with the release of new products planned for later this year, position us very well to take advantage of the market's heightened focus on security."
Bob Reich, KnowBe4’s Chief Financial Officer, added, “Our successful second quarter financial results are driven by our key growth initiatives, including new logo expansion, cross-selling to new and existing customers and international expansion. Revenues for the second quarter grew by 36.1%, year over year, and our GAAP gross margin remained strong at 86.5%. We also finished the quarter with $19.1 million of free cash flow showing our commitment to driving profitability in addition to growth.”
Financial Highlights

	Q2-2022	Q2-2021	Change
	(in thousands, except percentages)
Revenues, net	$80,762	$59,350	+36.1%
Annual recurring revenue[1]	$328,325	$240,595	+36.5%
GAAP gross margin	86.5%	85.5%	+1.0%
Non-GAAP gross margin[1]	87.9%	85.9%	+2.0%
GAAP operating margin	3.5%	(26.6)%	+30.1%
Non-GAAP operating margin[1]	13.6%	7.6%	+6.0%
Cash flow provided by operating activities	$22,252	$14,094	+57.9%
Free cash flow[1]	$19,129	$12,789	+49.6%
1 A reconciliation of GAAP to non-GAAP financial measures and definitions for our key business metrics, including annualized recurring revenue and free cash flow, is provided under the headings "Explanation of Non-GAAP Financial Measures" and "Explanation of Key Business Metrics".
Business Highlights
•Both revenues and ARR for the second quarter increased by more than 36%, year-over-year. We attribute our continued growth, despite the challenging macroeconomic environment, to our relentless focus on our key growth initiatives, particularly our focus on international expansion.
•SecurityCoach, the product we plan to release resulting from our 2021 acquisition of SecurityAdvisor, is currently in a closed beta testing phase. We are thrilled that initial feedback from testing has been positive and we are still on track for a general release during the fourth quarter. This product will allow our customers to identify and remediate unsecure actions in real time through connections with our customers' existing security stack. We remain extremely excited about the additional depth that this product will bring to our platform.
•We are excited to announce the launch of KnowBe4 Ventures, a fund focused on the human layer of cybersecurity. KnowBe4 Ventures will make early stage investments in organizations that are committed to integrating with our platform and bringing innovation to our customer base.
•Both our PhishER and KMSAT products were recognized as leaders in the G2 Grid Summer 2022 Report. PhishER was the top ranked Security Orchestration, Automation and Response (“SOAR”) software and KMSAT was ranked as the number one Security Awareness Training (“SAT”) platform. We believe these rankings provide continued recognition of our relentless focus on developing products that are meeting the needs of our customers.
Financial Outlook
For the third quarter, the Company expects:

Metric	Third Quarter Range
Revenues, net	$85 - $86 million
For the full year 2022, the Company has increased its guidance and now expects:

Metric	Full Year Range
Revenues, net	$333 - $334 million
Free cash flow margin	24%+
Conference Call Information
KnowBe4 will host a conference call for analysts and investors to discuss its earnings results for the second quarter of 2022 and outlook for the third quarter and full year 2022 today at 8:30 AM ET.
Conference Call: https://conferencingportals.com/event/VDEylGQA
Conference ID: 29358
Webcast: https://investors.knowbe4.com/investor-relations
To attend the conference call or webcast, participants should register online at https://conferencingportals.com/event/VDEylGQA. To avoid a delay, we encourage participants to register for and dial in to the conference call fifteen minutes ahead of the scheduled start time. A recorded webcast of the event will also be available shortly after the call, and will be made available for one year on the KnowBe4 Investor Relations website (https://investors.knowbe4.com).
Third Quarter 2022 Investor Conference Participation Schedule:
•Canaccord Genuity 42nd Annual Growth Conference
August 11, 2022 - Boston, MA
•Goldman Sachs 2022 Communacopia + Technology Conference
September 12, 2022 - San Fransico, CA
•Piper Sandler Growth Frontiers Conference
September 14, 2022 - Nashville, TN

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally involve risks and uncertainties, including statements regarding our future financial and operating performance. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern KnowBe4's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements related to: our financial outlook and guidance; our growth trajectory; the impact of geopolitical events and macroeconomic trends on our business and results; our ability to maintain profitability; our ability to execute on our growth initiatives; expectations regarding our customers; expectations regarding our products’ abilities to remediate unsecure actions in real time; and expectations regarding our plans to make early-stage investments. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: our limited operating history; our ability to identify and effectively implement the necessary changes to address execution challenges; risks associated with managing our rapid growth; our limited experience with new product and subscription introductions and the risks associated with new products and subscriptions, including the risk of defects, errors, or vulnerabilities; our ability to attract new and retain existing customers; the integration of companies we have acquired and may acquire in the future; the failure to timely develop and achieve market acceptance of new products as well as existing products; rapidly evolving technological developments in the market; length of sales cycles; the emergence and impact of new COVID-19 variants and related public health measures on our and our customers’ business; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in our filings and reports with the Securities and Exchange Commission (“SEC”), including in our most recent Quarterly Report on Form 10-Q and any subsequent filings with the SEC. Copies of these filings are available free of charge at the SEC’s website at www.sec.gov or upon request from our investor relations department. You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements, including, as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures" section of this press release.
About KnowBe4
KnowBe4 is the leading provider of “new-school” security awareness training and simulated phishing platform. Our mission is to enable your employees to make smarter security decisions, every day. Through our subscription-based services, your organization will have access to the leading security awareness training platform.

Available Information
KnowBe4 announces material information to the public about KnowBe4, its products and other matters through a variety of means, including filings with the SEC, press releases, public conference calls, webcasts, its Investor Relations website, its Twitter accounts (@KnowBe4) and its blogs (including blog.knowbe4.com/) in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
Investor Relations Contact:
Ken Talanian
ir@knowbe4.com
Press Contact:
Kathy Wattman
pr@knowbe4.com

Explanation of Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we consider certain financial measures that are not prepared in accordance with GAAP, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, free cash flow and free cash flow margin, as useful in evaluating our operating performance. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it assists investors in seeing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our operating results over multiple periods with other companies in our industry. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit as GAAP gross profit excluding stock compensation expense, amortization of acquired intangible assets and acquisition and integration related costs. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. We believe non-GAAP gross profit and non-GAAP gross margin provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of our results of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance.
Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) as GAAP operating income (loss) excluding stock compensation expense, amortization of acquired intangible assets and acquisition and integration related costs. Costs associated with acquisitions and integration include legal, accounting and other professional fees, changes in the fair value of contingent consideration obligations and other costs related to the transition of the acquired business. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables unrelated to our overall operating performance. Non-GAAP operating margin is calculated as non-GAAP operating income (loss) divided by revenues.
Free Cash Flow and Free Cash Flow Margin
We define free cash flow as net cash provided by operating activities, the most directly comparable financial measure calculated in accordance with GAAP, less purchases of property, equipment, amounts capitalized for internal-use software and principal payments on finance leases. We believe that free cash flow is a meaningful indicator of liquidity to management and investors about the amount of cash generated from our operations that, after the investments in property, equipment and capitalized internal-use software, can be used for strategic initiatives. Free cash flow margin is calculated by dividing free cash flow by revenues.
Explanation of Key Business Metrics
In addition to GAAP measures of performance, we regularly monitor certain financial and operating metrics, including Number of Customers and Annual Recurring Revenue (ARR), in order to measure our current performance and estimate our future performance. We regularly review and may adjust our processes for calculating our internal metrics to improve their accuracy.
Number of Customers
We define a customer as a separate and distinct buying entity, such as a company, an educational or government institution or a distinct business unit of a large company that has an active contract with us to access our platform. We do not consider our channel partners as separate customers as our contracts are executed with the end user, and we treat MSPs, who may purchase our products on behalf of multiple companies, as a single customer. We believe that our ability to increase and retain the number of customers on our platform is an indicator of our market penetration, the growth of our business and potential future business opportunities.
Annual Recurring Revenue
We define ARR as the annualized value of all contractual subscription agreements as of the end of the period. We perform this calculation on an individual contract basis by dividing the total dollar amount of a contract by the total contract term stated in months and multiplying this amount by twelve to annualize. Calculated ARR for each individual contract is then aggregated to arrive at total ARR. We believe that ARR is a key metric to measure our business performance because it is driven by our ability to acquire new customers and to maintain and expand our relationship with existing customers.

KnowBe4, Inc.
Consolidated Balance Sheets
(in thousands)

	June 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$315,495	$273,723
Accounts receivable, net	62,486	54,071
Deferred commissions	19,377	17,842
Prepaid expenses and other current assets	17,646	10,580
Total current assets	415,004	356,216

Deferred commissions, non-current	38,301	33,869
Capitalized software and content, net	29,903	27,074
Property and equipment, net	10,056	9,120
Operating lease right of use assets, net	14,080	12,998
Intangible assets, net	8,009	7,992
Goodwill	88,173	89,329
Other assets	2,884	1,080
Total assets	$606,410	$537,678

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued expenses	$39,798	$37,642
Current portion of deferred revenue	215,631	184,496
Current portion of operating lease liabilities	3,274	2,938
Total current liabilities	258,703	225,076

Non-current liabilities:
Deferred revenue	95,900	81,278
Operating lease liabilities, net of current portion	11,275	10,484
Other non-current liabilities	4,012	3,573
Total liabilities	369,890	320,411

Stockholders' equity
Preferred stock	—	—
Common stock, Class A	1	1
Common stock, Class B	1	2
Additional paid-in capital	407,620	391,803
Accumulated deficit	(168,440)	(173,148)
Accumulated other comprehensive loss	(2,662)	(1,391)
Total stockholders' equity	236,520	217,267
Total liabilities and stockholders' equity	$606,410	$537,678

KnowBe4, Inc.
Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues, net	$80,762	$59,350	$155,795	$112,900
Cost of revenues	10,909	8,591	21,054	15,934
Gross profit	69,853	50,759	134,741	96,966
Operating expenses:
Sales and marketing	34,684	31,510	65,431	54,581
Technology and development	8,764	6,760	17,673	12,502
General and administrative	23,587	28,284	46,227	42,913
Total operating expenses	67,035	66,554	129,331	109,996
Operating income (loss)	2,818	(15,795)	5,410	(13,030)
Other income (expense):
Interest income	503	7	533	25
Interest expense	(65)	(66)	(151)	(262)
Other expense	264	(416)	(274)	(559)
Income (loss) before income tax expense	3,520	(16,270)	5,518	(13,826)
Income tax expense	(172)	(593)	(810)	(837)
Net income (loss)	$3,348	$(16,863)	$4,708	$(14,663)

Net income (loss) per share, basic	$0.02	$(0.14)	$0.03	$(0.24)
Net income (loss) per share, diluted	$0.02	$(0.14)	$0.03	$(0.24)

Weighted-average shares used in calculating basic net income (loss) per share	175,293,173	122,273,944	174,909,849	61,136,973
Weighted-average shares used in calculating diluted net income (loss) per share	182,220,649	122,273,944	182,229,908	61,136,973

KnowBe4, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cash flows from operating activities:
Net income (loss)	$3,348	$(16,863)	$4,708	$(14,663)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Additions to capitalized content	(1,118)	(1,401)	(2,817)	(2,619)
Depreciation and amortization expense	3,925	3,353	7,655	6,600
Deferred commissions amortization	5,448	4,651	10,733	8,735
Stock compensation expense	6,979	18,810	12,608	20,481
Other, net	(734)	524	(1,002)	400
Changes in operating assets and liabilities, net of business combinations:
Accounts receivable	(10,324)	(5,515)	(8,740)	(2,741)
Deferred commissions	(9,182)	(8,539)	(17,491)	(14,386)
Prepaid and other assets	(4,415)	(6,151)	(6,611)	(8,279)
Accounts payable and other liabilities	3,077	7,498	1,983	10,021
Deferred revenue	25,248	17,727	46,367	32,397
Net cash provided by operating activities	22,252	14,094	47,393	35,946

Cash flows from investing activities:
Business combinations, net of cash acquired	—	(18)	40	(11,323)
Purchases of investments	(2,375)	—	(2,375)	—
Purchases of property and equipment	(1,590)	(536)	(2,621)	(1,055)
Capitalized internal-use software costs	(1,522)	(759)	(2,260)	(1,121)
Net cash used in investing activities	(5,487)	(1,313)	(7,216)	(13,499)

Cash flows from financing activities:
Proceeds from the exercise of stock options	1,175	605	2,222	952
Proceeds from issuance of common stock under the employee stock purchase plan	2,932	—	2,932	—
Repurchase of common stock and options	—	—	—	(1,171)
Proceeds from the issuance of common stock	—	155,958	—	155,958
Acquisition-related contingent liability payments	—	(375)	—	(375)
Payments for finance lease obligations	(11)	(10)	(21)	(20)
Taxes paid for the net share settlement of equity awards	(1,818)	(6,782)	(1,985)	(6,782)
Net cash provided by financing activities	2,278	149,396	3,148	148,562

Effect of exchange rate changes on cash and cash equivalents	(1,896)	232	(1,553)	465

Net change in cash and cash equivalents	17,147	162,409	41,772	171,474

Cash and cash equivalents, beginning of period	298,348	94,647	273,723	85,582
Cash and cash equivalents, end of period	$315,495	$257,056	$315,495	$257,056

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended June 30,
	2022	2021
	(in thousands, except percentages)
Gross profit	$69,853	$50,759
Add: Stock compensation expense	179	76
Add: Amortization of acquired intangible assets	960	147
Non-GAAP gross profit	$70,992	$50,982

GAAP gross margin	86.5%	85.5%
Non-GAAP gross margin	87.9%	85.9%
Non-GAAP Operating Income and Non-GAAP Operating Margin

	Three Months Ended June 30,
	2022	2021
	(in thousands, except percentages)
Operating income (loss)	$2,818	$(15,795)
Add: Stock compensation expense	6,981	18,869
Add: Amortization of acquired technology and intangible assets	1,121	294
Add: Acquisition and integration related costs	34	1,137
Non-GAAP operating income	$10,954	$4,505

GAAP operating margin	3.5%	(26.6)%
Non-GAAP operating margin	13.6%	7.6%
Non-GAAP Net Income Per Share

	Three Months Ended June 30,
	2022	2021
GAAP net income (loss) per share, diluted	$0.02	$(0.14)
Add: Stock compensation expense	0.04	0.15
Add: Amortization of acquired technology and intangible assets	0.01	—
Add: Acquisition and integration related costs	—	0.01
Non-GAAP net income per share, diluted	$0.07	$0.02

Weighted-average shares used in the calculation of GAAP and Non-GAAP net income (loss) per share, diluted	182,220,649	122,273,944

Free Cash Flow

	Three Months Ended June 30,
	2022	2021
	(in thousands, except percentages)
Net cash provided by operating activities	$22,252	$14,094
Less: Purchases of property and equipment	(1,590)	(536)
Less: Capitalized internal-use software	(1,522)	(759)
Less: Principal payments on finance leases	(11)	(10)
Free Cash Flow	$19,129	$12,789
Free Cash Flow margin (1)	23.7%	21.5%
(1) Free Cash Flow Margin is calculated as Free Cash Flow divided by Revenues, net for each period.

Key Business Metrics

	June 30,
	2022	2021
	(dollars in thousands)
Number of customers	52,216	41,601
Annual recurring revenue	$328,325	$240,595

Stock Compensation Expense

	Three Months Ended June 30,
	2022	2021
	(in thousands)
Cost of revenues	$179	$76
Sales and marketing	1,421	5,662
Technology and development	1,328	148
General and administrative	4,053	12,983
Total stock compensation expense	$6,981	$18,869